SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2008

THORNBURG MORTGAGE, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-11914	85-0404134
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Washington Avenue, Suite 302 Santa Fe, New Mexico	87501
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (505) 989-1900

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On June 30, 2008, Thornburg Mortgage, Inc. (the “Company”) entered into the following amendments: (1) Amendment No. 1 to Purchase Agreement and Consent of Majority Participants, (2) Amendment No. 1 to Principal Participation Agreement and (3) Amendment No. 1 to Escrow Agreement (collectively, the “Amendments”). The primary effects of the Amendments were to extend the deadline by which the Company must successfully complete the tender offer for all of its preferred stock pursuant to the terms of the March 31, 2008 financing transaction and to extend the period in which funds to be used in the tender offer may be held in escrow. A majority of the participants in the Principal Participation Agreement, dated March 31, 2008, approved an extension of the deadline to successfully complete the preferred stock tender offer from June 30, 2008 to September 30, 2008. Subscribers representing approximately 94% of the funds held in escrow pursuant to the Escrow Agreement, dated March 31, 2008, or approximately $188.6 million, approved an extension of the deadline for the release of their escrowed funds from June 30, 2008 to September 30, 2008. Any cash consideration required to be paid in addition to the escrowed funds will be financed from cash on hand.

The description of the Amendments, as set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the forms of Amendment No. 1 to Purchase Agreement and Consent of Majority Participants, Amendment No. 1 to Principal Participation Agreement and Amendment No. 1 to Escrow Agreement, attached hereto as Exhibit 10.1, 10.2 and 10.3, respectively, and incorporated by reference herein.

Item 8.01.	Other Events

Attached hereto as Exhibit 99.1 is the form of Consent of Majority Participants the Company entered into on April 30, 2008 (the “April Consent”). The sole effect of the April Consent was to alter the form of consideration issued in connection with the preferred stock tender offer. Instead of issuing warrants to purchase common stock, the Company will issue a number of shares of common stock equal to the number of shares of common stock into which the warrants would have been convertible.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed as part of this report in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit Number	Name of Exhibit
10.1	Form of Amendment No. 1 to Purchase Agreement and Consent of Majority Participants, dated June 30, 2008.

10.2	Form of Amendment No. 1 to Principal Participation Agreement, dated June 30, 2008.

10.3	Form of Amendment No. 1 to Escrow Agreement, dated June 30, 2008.

99.1	Form of Consent of Majority Participants, dated April 30, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THORNBURG MORTGAGE, INC.

Date: July 3, 2008	By:	/s/ Larry Goldstone
Larry Goldstone, Chief Executive Officer and President

EXHIBIT INDEX

EXHIBIT NUMBER	NAME OF EXHIBIT
10.1	Form of Amendment No. 1 to Purchase Agreement and Consent of Majority Participants, dated June 30, 2008.

10.2	Form of Amendment No. 1 to Principal Participation Agreement, dated June 30, 2008.

10.3	Form of Amendment No. 1 to Escrow Agreement, dated June 30, 2008.

99.1	Form of Consent of Majority Participants, dated April 30, 2008.